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                                                                   EXHIBIT 10.26

                            INTER-CREDITOR AGREEMENT

     THIS INTER-CREDITOR AGREEMENT (the "Agreement"), dated effective as of December 31, 2001, between the parties identified on the signature pages hereof as the Class A Creditors (the "Class A's") and the Class B Creditors (the "Class B's") whose respective addresses are set forth on the signature pages hereof (all of the foregoing, collectively, the "Creditors"), and Integrated Business Systems and Services, Inc., a South Carolina corporation, whose address is 115 Atrium Way, Suite 228, Columbia, South Carolina 29223 ("Debtor").

                                    RECITALS:

     WHEREAS, the Creditors and the Debtor have entered into certain Secured Promissory Notes, Secured Convertible Debentures, Common Stock Purchase Warrants, Guaranties and Security Agreements (collectively the "Credit Agreements" a schedule of which is attached hereto as Exhibit A) to secure Debtor's obligations to the Creditors;

     WHEREAS, the Creditors desire to define their respective rights under the Credit Agreements in the event of a default by Debtor under the Obligations (as defined below), or the Credit Agreements;

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. The term "Obligations" (or "Obligation" in the singular),
        -----------
as used herein, means all of the indebtedness, obligations and liabilities of Debtor to the Creditors, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of any of the Credit Agreements or this Agreement.

          The term "default", as used herein, means the failure of the Debtor to pay or perform any of the Obligations as and when due to be paid or performed under the terms of this Agreement or the Credit Agreements.

     2. Collection of Post-Default Payments. If a default occurs under the terms
        -----------------------------------
and conditions of any or all of the Obligations or Credit Agreements and Debtor fails to cure such default within the applicable cure period, if any, then the Creditor(s) claiming such default shall provide written notice of the default to all other Creditors and Debtor. After receipt of such notice, each Creditor shall deposit with or transfer to such representative as the Creditors may agree (the "Representative") any payment, whether in money or in kind, payable to or received by the Creditor after the date of such notice in partial or full satisfaction of one or more Obligations (the "Post-Default Payments"). In

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addition, the Debtor shall make all Post-Default Payments to the Representative.
The Creditors shall deposit any Post-Default Payments with the Representative, in the form received from the Debtor, except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Representative. The Post-Default Payments shall be held by the Creditor or Representative in trust for the other Creditors to be distributed according to the terms and condition of this Agreement and shall not be commingled with other funds or property of such Creditor or Representative.

     3. Distribution of Pre-Default Payments and Post-Default Payments. Each
        --------------------------------------------------------------
Creditor agrees that all payments made to any of them under the Credit Agreements prior to any event of default (the "Pre-Default Payments'), as well as all Post-Default Payments as well as all proceeds received from the exercise of the Creditors' rights and remedies under the Obligations or the Credit Agreements, shall all be distributed and allocated among the Creditors in the following manner:

          a. First, to pay all costs and expenses incurred in connection with the enforcement of the Creditors' rights and remedies under the Obligations, and the Credit Agreements and the collection of any indebtedness due under the Obligations.

          b. Second, pro rata, to the Creditors in accordance with their respective shares of all of the interest due and payable under the Obligations until such interest has been paid in full.

          c. Third, pro rata, to the Class A's in accordance with their respective shares of their total unpaid principal balance, an amount equal to $450,000

          d. Fourth, pro rata, to the parties, if any, identified on the signature pages hereof as the "Class C Creditors" (other creditors of Debtor) in accordance with their respective shares of their total unpaid principal balance, an amount equal to $250,000.

          e. Fifth, pro rata, to the Class A's in accordance with their respective shares of their total unpaid principal balance, an amount equal to such total unpaid principal balance.

          f. Sixth, pro rata, to the Class B's in accordance with their respective shares of their total unpaid principal balance, an amount equal to such total unpaid principal balance.

          g.   The remainder, if any, to Debtor.

Debtor agrees to make payments to Creditors consistent with the above priority system.

          Each of the Creditors agrees to disclose to the other Creditors, from time to time upon the request of any one of them, information concerning the amounts collected

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from Debtor with respect to such Creditor's Credit Agreement for the purpose of confirming that the aggregate of all payments made by Debtor (whether pre- or post-default) to any of the Creditors has been allocated among the Creditors in accordance with the distribution priority outlined above in subparagraphs (a) through (f). Each Creditor acknowledges that conforming to the distribution priority outlined above may require one or more such Creditors to pay to other Creditors amounts previously received. For example (and without limiting the generality of the foregoing sentence), if one Creditor has received all accrued interest, whereas other Creditors have received less than all accrued interest, equalizing payments may be due from the first Creditor to other Creditors such that all Creditors have received the same pro rata portion of accrued interest due to them.

     4. Distribution of Key Man Insurance. Creditors acknowledge that the Debtor
        ---------------------------------
has maintained key man life insurance policies insuring the lives of two of its key executives, George Mendenhall and Stuart Massey; Debtor has assigned such policies to Seyburn, Kahn, Ginn, Bess & Serlin, P.C. (SKG), as collection agent for Creditors to collect the proceeds of such policies in the event of Mr. Massey or Mr. Mendenhall's death while amounts remain unpaid to the Creditors. Creditors agree that any proceeds collected from such key man life insurance policies shall be distributed by SKG in the following manner:

          a. First, to pay all costs and expenses incurred in connection with the enforcement of the Creditors' rights and remedies under the Obligations, and the Credit Agreements and the collection of any indebtedness due under the Obligations.

          b. Second, pro rata, to the Creditors in accordance with their respective shares of all of the interest due and payable under the Obligations until such interest has been paid in full.

          c. Third, pro rata, to the Class A's in accordance with their respective shares of their total unpaid principal balance, an amount equal to $450,000

          d. Fourth, pro rata, to the parties, if any, identified on the signature pages hereof as the "Class C Creditors" (other creditors of Debtor) in accordance with their respective shares of their total unpaid principal balance, an amount equal to $250,000.

          e. Fifth, pro rata, to the Class A's in accordance with their respective shares of their total unpaid principal balance, an amount equal to such total unpaid principal balance.

          f. Sixth, pro rata, to the Class B's in accordance with their respective shares of their total unpaid principal balance, an amount equal to such total unpaid principal balance.

          g.   The remainder, if any, to Debtor.

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          Creditors acknowledge that SKG is legal counsel to certain of the
Creditors and all Creditors waive any conflict of interest which may arise as a result of SKG representing some but not all of the Creditors while at the same time acting as agent for purposes of collection of key man life insurance proceeds. As agent for collection, SKG shall only be liable for gross negligence hereunder and shall have no duty to enforce or collect such key man life insurance proceeds.

     5. Liability of Creditors. Neither the Creditors, nor the Representative,
        ----------------------
nor any officer or employee of the Creditors or Representative, shall be liable for any act or omission to act pursuant to this Agreement except for such act or omission to act which is in bad faith. The Creditors may rely upon any notice or document believed by the Creditors to be in good faith and to be genuine, and to have been signed or made on behalf of the person purporting so to do and, in respect of legal matters, upon the advice provided by its counsel and shall not be liable hereunder on account of any such good faith reliance.

     6. Validity of Obligation. The provisions of this Agreement regarding the
        ----------------------
distribution of the Pre-Default Payments and the Post-Default Payments and the proceeds from the exercise of the Creditors rights and remedies under the Obligations, and the Credit Agreements are solely for the purpose of defining the relative rights of each Creditor and shall not impair, as between each Creditor and Debtor, the obligation of Debtor, which is unconditional and absolute, to pay and perform the Obligations in accordance with their terms.

     7. Indulgence not Waivers. Neither the failure nor any delay on the part of
        ----------------------
the Creditors to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of the Agreement, nor shall any single or partial exercise of any rights, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

     8. Duration and Termination. This Agreement shall terminate only upon
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payment or performance in full of all of the Obligations. Neither the death nor the bankruptcy of any Creditor shall effect a termination hereof.

     9. Default. Subject to the terms and conditions of Paragraph 5 above, if at
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any time any Creditor fails to comply with any provision of this Agreement that is applicable to Creditor, the other Creditors may demand specific performance of this Agreement and may exercise any other remedy available at law or equity.

     10. Notices. All notices, requests, demand and other communication required
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or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when sent by facsimile transmission (receipt confirmed) or reputable overnight delivery service (receipt

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confirmed), when delivered against receipt, or when deposited in the United
Stated mail, certified mail, return receipt requested, postage prepaid, addressed as set forth above (if to Debtor) and as set forth on the signature page hereof (if to the Creditors). Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this section for the giving of notice.

     11. Entire Agreement. This Agreement constitutes and expresses the entire
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understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Debtor and the Creditors.

     12. Additional Documentation. Debtor and Creditor shall execute and deliver
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such further instruments and shall take such further action as may at any time or times be reasonably requested in order to carry out the provisions and intent of this Agreement.

     13. Expenses. Debtor agrees to pay on demand all costs and expenses of
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every kind, including court costs and reasonable attorney's fees, that may be incurred in enforcing the Obligations, the Credit Agreements or this Agreement. Said costs and expenses shall constitute additional Obligations and shall bear interest, from the date payment thereof is demanded until paid, at the rate of ten (10%) percent per annum.

     14. Successors and Assigns. This Agreement shall inure to and shall be
         ----------------------
binding upon Debtor and each Creditor and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     15. Governing Law. The validity construction and enforcement of this
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Agreement shall be governed by the laws of the State of Michigan, without regard to its conflict of laws and rules.

     16. Severability. The provisions of this Agreement are independent of and
         ------------
separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                         (Signatures on Following Page)

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered effective as of the date first above written.

CLASS A  CREDITORS:                              DEBTOR:

                                                 Integrated Business Systems and
                                                 Services, Inc.

IBSS Class A Investors, a
Michigan co-partnership                          By: /s/ GEORGE E. MENDENHALL
                                                     ---------------------------
Name of Class A Creditor                         Its: Chief Executive Officer


By:  /s/ RICHARD C. BRUDER
     ---------------------------
Its: Agent

Address:
c/o Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
2000 Town Center, Suite 1500
Southfield, Michigan 48075
Attention: Bruce H. Seyburn

CLASS B CREDITORS:

IBSS Class B Investors, a
Michigan co-partnership
Name of Class B Creditor


By:  /s/ RICHARD C. BRUDER
     ---------------------------
Its: Agent

Address:
c/o Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
2000 Town Center, Suite 1500
Southfield, Michigan 48075
Attention: Bruce H. Seyburn

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